Exhibit 99.1
                                  ------------


         The Group I Mortgage Loans consist of approximately 715 fixed-rate Mortgage Loans having an aggregate principal balance as of the Subsequent Cut-off Date of approximately $95,551,210.31, after application of scheduled payments due on or before the Subsequent Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Group II Mortgage Loans consist of approximately 1,560 adjustable-rate Mortgage Loans having an aggregate principal balance as of the Subsequent Cut-off Date of approximately $222,457,253.20, after application of scheduled payments due on or before the Subsequent Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Mortgage Loans have original terms to maturity of not greater than 30 years from the date on which the first payment was due on each Mortgage Loan.

         Each Mortgage Loan will accrue interest at the fixed-rate (in the case of the Group I Mortgage Loans) or the adjustable-rate (in the case of the Group II Mortgage Loans) calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate").

         Each Group I Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

         Each Group II Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the Group II Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for the Group II Mortgage Loans will occur after an initial period of two years after origination. On each Adjustment Date for each Group II Mortgage Loan, the Mortgage Rate thereon will be adjusted (subject to rounding) to equal the sum of the applicable Index (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each Group II Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than 2.000% per annum on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than 1.000% per annum on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Rate on each Group II Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each Group II Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such Group II Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. None of the Group II Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

                  Approximately 78.55% of the Group I Mortgage Loans and approximately 80.62% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge on certain principal prepayments, subject to certain limitations in the related mortgage note and limitations upon collection in the Pooling and Servicing Agreement. Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain prepayments made within a defined period set forth in the related Mortgage Note (generally within the first three years but possibly as short as one year from the date of origination of such Mortgage Loan). The amount of the prepayment charge is as provided in the related Mortgage Note. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans in both Loan Groups, and such amounts will not be available for distribution on the other classes of Certificates. Under certain instances, as described under the terms of the Pooling and Servicing Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representation as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

         None of the Mortgage Loans are buydown Mortgage Loans.

GROUP I MORTGAGE LOAN STATISTICS

         The average Principal Balance of the Group I Mortgage Loans at origination was approximately $133,682. No Group I Mortgage Loan had a Principal Balance at origination greater than approximately $402,500 or less than approximately $50,000. The average Principal Balance of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately $133,638. No Group I Mortgage Loan had a principal balance as of the Subsequent Cut-off Date greater than approximately $402,500 or less than approximately $49,711.

         The Group I Mortgage Loans had Mortgage Rates as of the Subsequent Cut-off Date ranging from approximately 5.750% per annum to approximately 13.050% per annum, and the weighted average Mortgage Rate on the Group I Mortgage Loans was approximately 7.740% per annum.

         The weighted average original loan-to-value ratio of the Group I Mortgage Loans was approximately 80.69%. At origination, no Group I Mortgage Loan had an original loan-to-value ratio greater than approximately 95.00% or less than approximately 19.64%.

         The weighted average remaining term to stated maturity of the Group I Mortgage Loans was approximately 336 months as of the Subsequent Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to August 1, 2002 or after February 1, 2003, or will have an original term to stated maturity of less than 180 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any Group I Mortgage Loan is January 1, 2033.

         The Group I Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):



                        PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS AT ORIGINATION(1)



      RANGE OF PRINCIPAL BALANCES AT            NUMBER OF     AGGREGATE ORIGINAL PRINCIPAL % OF AGGREGATE ORIGINAL
             ORIGINATION ($)                 MORTGAGE LOANS             BALANCE               PRINCIPAL BALANCE
------------------------------------------   --------------   ---------------------------- ------------------------
      0.01 -  50,000.00 ................          36            $    1,800,000.00                1.8832%
 50,000.01 - 100,000.00 ................         245                18,727,800.00               19.5933
100,000.01 - 150,000.00 ................         188                23,150,617.00               24.2206
150,000.01 - 200,000.00 ................         119                20,584,325.00               21.5357
200,000.01 - 250,000.00 ................          82                18,421,834.00               19.2732
250,000.01 - 300,000.00 ................          39                10,771,625.00               11.2695
300,000.01 - 350,000.00 ................           3                   962,999.00                1.0075
350,000.01 - 400,000.00 ................           2                   760,750.00                0.7959
400,000.01 - 450,000.00 ................           1                   402,500.00                0.4211
                                                 ---            -----------------              --------
             Total .....................         715            $   95,582,450.00              100.0000%
                                                 ===            =================              ========

___________________
(1) The average principal balance of the Group I Mortgage Loans as of origination was approximately $133,681.75.


               PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)



                                                              AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
      RANGE OF PRINCIPAL BALANCES AS            NUMBER OF     OUTSTANDING AS OF THE CUT-OFF    BALANCE OUTSTANDING AS OF THE
         OF THE CUT-OFF DATE ($)             MORTGAGE LOANS            DATE                           CUT-OFF DATE
-----------------------------------------    ---------------  -----------------------------   ------------------------------
      0.01 -  50,000.00 .................          37             $    1,849,206.47                    1.935%
 50,000.01 - 100,000.00 .................         245                 18,768,870.41                   19.643
100,000.01 - 150,000.00 .................         187                 23,043,357.48                   24.116
150,000.01 - 200,000.00 .................         119                 20,579,771.01                   21.538
200,000.01 - 250,000.00 .................          82                 18,415,977.99                   19.273
250,000.01 - 300,000.00 .................          39                 10,769,301.55                   11.271
300,000.01 - 350,000.00 .................           3                    962,163.62                    1.007
350,000.01 - 400,000.00 .................           2                    760,061.78                    0.795
400,000.01 - 450,000.00 .................           1                    402,500.00                    0.421
                                                  ---             -----------------                  -------
         Total ..........................         715             $   95,551,210.31                  100.000%
                                                  ===             =================                  =======
___________________

(1) The average principal balance of the Group I Mortgage Loans as of the Cut-off Date was approximately $133,638.06.


                 MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)



                                                              AGGREGATE PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                                                NUMBER OF     OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
    CURRENT MORTGAGE LOAN (%)               MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
 5.501 - 6.000 ..................                    3          $         419,200.00                0.439%
 6.001 - 6.500 ..................                   24                  4,924,173.12                5.153
 6.501 - 7.000 ..................                  135                 20,813,641.83               21.783
 7.001 - 7.500 ..................                  131                 17,666,567.74               18.489
 7.501 - 8.000 ..................                  173                 24,851,053.64               26.008
 8.001 - 8.500 ..................                  101                 11,475,104.85               12.009
 8.501 - 9.000 ..................                   72                  8,420,357.64                8.812
 9.001 - 9.500 ..................                   23                  2,026,509.46                2.121
 9.501 -10.000 ..................                   23                  2,934,914.56                3.072
10.001 -10.500 ..................                   14                    895,127.88                0.937
10.501 -11.000 ..................                    9                    737,701.52                0.772
11.001 -11.500 ..................                    3                    151,000.00                0.158
11.501 -12.000 ..................                    1                     49,971.16                0.052
12.001 -12.500 ..................                    2                    128,993.71                0.135
13.001 -13.500 ..................                    1                     56,893.20                0.060
                                                   ---          --------------------              -------
        Total ...................                  715          $      95,551,210.31              100.000%
                                                   ===          ====================              =======

__________________
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 7.740% per annum.


                          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)



                                                              AGGREGATE PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                                                NUMBER OF     OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
   ORIGINAL LOAN-TO-VALUE RATIO (%)          MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
Less than or equal to 30.00...............         5                $278,471.20                 0.291%
  30.01 - 35.00...........................         5                 365,732.14                 0.383
  35.01 - 40.00...........................         2                 124,769.59                 0.131
  40.01 - 45.00...........................         7                 588,993.71                 0.616
  45.01 - 50.00...........................        14                 1,591,038.89               1.665
  50.01 - 55.00...........................        12                 1,252,091.89               1.31
  55.01 - 60.00...........................        22                 2,408,766.11               2.521
  60.01 - 65.00...........................        27                 2,865,590.40               2.999
  65.01 - 70.00...........................        42                 5,009,346.25               5.243
  70.01 - 75.00...........................        62                 7,542,415.29               7.894
  75.01 - 80.00...........................        133                18,094,155.98              18.937
  80.01 - 85.00...........................        138                19,445,617.66              20.351
  85.01 - 90.00...........................        217                30,956,904.30              32.398
  90.01 - 95.00...........................        29                 5,027,316.90               5.261
  Total...................................        715               $95,551,210.31              100.000%
___________________

    (1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 80.69%.


             MORTGAGED PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS




                                                              AGGREGATE PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                                                NUMBER OF     OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
        PROPERTY TYPE                        MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
Two- to Four-Family ....................      55              $    8,889,560.28                    9.303%
Condominium ............................      27                   3,335,208.68                    3.49
Manufactured/Mobile Housing ............       2                     178,200.00                    0.186
Planned Unit Development Detached ......      24                   3,031,758.02                    3.173
Planned Unit Development Attached ......       3                     380,287.32                    0.398
Single Family Detached .................     597                  79,081,846.01                   82.764
Single Family Attached .................       7                     654,350.00                    0.685
                                             ---              -----------------                  -------
  Total ................................     715              $   95,551,210.31                  100.000%
                                             ===              =================                  =======



                       MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)



                                                              AGGREGATE PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                                              NUMBER OF       OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
        OCCUPANCY STATUS                    MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
Non-Owner Occupied........................         60               $ 5,809,627.27                  6.080%
Owner Occupied............................        649                89,207,273.04                 93.361
Second Homes..............................          6                   534,310.00                  0.559
                                                  ---               --------------                -------
  Total...................................        715               $95,551,210.31                100.000%
                                                  ===               ==============                =======
___________________

(1) Occupancy status as represented by the mortgagor at the time of origination.


                      PURPOSE OF THE GROUP I MORTGAGE LOANS



                                                              AGGREGATE PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                                              NUMBER OF       OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
                 PURPOSE                    MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
Purchase..................................         35               $ 4,612,387.16               4.827%
Refinance-Debt Consolidation, Cashout(1)..        422                52,921,026.66              55.385
Refinance-Debt Consolidation, No Cashout(2)       258                38,017,796.49              39.788
                                                  ---               --------------             -------
  Total...................................        715               $95,551,210.31             100.000%
                                                  ===               ==============             =======
___________________

(1) Cash proceeds to the borrower exclusive of Debt Consolidation payments exceed 3% of the original Principal Balance of the related Mortgage Loan.
(2) Cash proceeds to the borrower exclusive of Debt Consolidation payments are 3% or less of the original Principal Balance of the related Mortgage Loan.



           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP I MORTGAGE LOANS(1)



                                                              AGGREGATE PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                                              NUMBER OF       OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
                LOCATION                    MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
Alabama ....................                   11               $    1,095,114.97                  1.146%
Arizona ....................                   23                    2,565,809.22                  2.685
Arkansas ...................                    2                      104,908.99                  0.11
California .................                   94                   16,945,880.72                 17.735
Colorado ...................                   15                    2,270,260.00                  2.376
Connecticut ................                   20                    2,941,736.71                  3.079
Delaware ...................                    5                      464,450.00                  0.486
Florida ....................                   66                    7,899,871.52                  8.268
Georgia ....................                    4                      375,845.04                  0.393
Hawaii .....................                   11                    2,549,585.55                  2.668
Illinois ...................                   22                    2,499,720.83                  2.616
Indiana ....................                   18                    1,534,508.54                  1.606
Iowa .......................                    3                      369,939.35                  0.387
Kansas .....................                    4                      439,370.78                  0.46
Louisiana ..................                   11                    1,114,800.00                  1.167
Maine ......................                    4                      547,150.00                  0.573
Maryland ...................                   11                    1,500,569.67                  1.57
Massachussetts .............                   26                    4,322,763.20                  4.524
Michigan ...................                   35                    4,076,109.60                  4.266
Minnesota ..................                   32                    4,639,034.34                  4.855
Mississippi ................                    1                      160,000.00                  0.167
Missouri ...................                   14                    1,305,787.64                  1.367
Montana ....................                    1                      119,700.00                  0.125
Nebraska ...................                    6                      527,050.00                  0.552
Nevada .....................                    6                      549,700.00                  0.575
New Hampshire ..............                    5                      728,300.00                  0.762
New Jersey .................                   28                    4,580,033.34                  4.793
New Mexico .................                    1                       67,552.76                  0.071
New York ...................                   44                    9,333,948.20                  9.769
North Dakota ...............                    1                      110,700.00                  0.116
Ohio .......................                   38                    3,533,971.89                  3.699
Oklahoma ...................                    3                      188,890.00                  0.198
Oregon .....................                    3                      268,100.00                  0.281
Pennsylvania ...............                   33                    3,703,737.13                  3.876
Rhode Island ...............                    9                    1,406,850.38                  1.472
South Carolina .............                    4                      252,600.00                  0.264
Tennessee ..................                   13                      986,973.76                  1.033
Texas ......................                   60                    5,474,494.90                  5.729
Utah .......................                    3                      427,000.00                  0.447
Washington .................                   10                    1,717,209.44                  1.797
Wisconsin ..................                   14                    1,731,566.33                  1.812
Wyoming ....................                    1                      119,615.51                  0.125
                                              ---               -----------------                -------
  Total ....................                  715               $   95,551,210.31                100.000%
                                              ===               =================                =======
___________________

(1) The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.439% in the 92592 ZIP Code.



                      QUALIFYING FICO SCORES FOR THE GROUP I MORTGAGE LOANS AT ORIGINATION(1)



                                                              AGGREGATE PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                                              NUMBER OF       OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
       QUALIFYING FICO SCORE                MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
500 - 519 ..................                        10                $      968,443.52                   1.014%
520 - 539 ..................                        23                     2,259,922.72                   2.365
540 - 559 ..................                        32                     3,938,463.65                   4.122
560 - 579 ..................                        42                     4,638,684.94                   4.855
580 - 599 ..................                        44                     5,990,540.21                   6.269
600 - 619 ..................                        45                     6,900,052.89                   7.221
620 - 639 ..................                        84                    12,281,745.42                  12.854
640 - 659 ..................                        83                    11,100,014.78                  11.617
660 - 679 ..................                        90                    12,845,497.82                  13.444
680 - 699 ..................                        97                    12,597,376.44                  13.184
700 - 719 ..................                        54                     7,980,989.76                   8.353
720 - 739 ..................                        52                     6,889,314.74                   7.21
740 - 759 ..................                        28                     3,174,049.91                   3.322
760 - 779 ..................                        22                     2,925,875.03                   3.062
780 - 799 ..................                         8                       995,438.48                   1.042
800 and above ..............                         1                        64,800.00                   0.068
                                                   ---                -----------------                 -------
       Total ...............                       715                $   95,551,210.31                 100.000%
                                                   ===                =================                 =======
___________________

(1) The weighted average qualifying FICO score at origination of the Group I Mortgage Loans that had qualifying FICO scores at origination was approximately 655.


              INCOME DOCUMENTATION OF THE GROUP I MORTGAGE LOANS(1)



                                                              AGGREGATE PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                                              NUMBER OF       OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
          INCOME DOCUMENTATION              MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
Full Documentation........................        533               $69,942,715.66                     73.199%
Limited Documentation.....................         49                 6,875,254.81                      7.195
Stated Income Documentation...............        133                18,733,239.84                     19.605
                                                  ---               --------------                    -------
  Total...................................        715               $95,551,210.31                    100.000%
                                                  ===               ==============                    =======
___________________

(1) For a description of each documentation level, see "The Mortgage Pool--Underwriting Standards" in the Prospectus Supplement.


             RISK CATEGORIES FOR THE GROUP I MORTGAGE LOANS (RETAIL)



                                                              AGGREGATE PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                                              NUMBER OF       OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
          CREDIT GRADE (RETAIL)             MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
AAA.......................................        376               $48,523,159.98                        85.173%
AA........................................        42                  4,539,254.26                         7.968
A.........................................        14                  1,548,781.81                         2.719
B.........................................        22                  2,359,011.24                         4.141
                                                  ---               --------------                       -------
  Total...................................        454               $56,970,207.29                       100.000%
                                                  ===               ==============                       =======




                            RISK CATEGORIES FOR THE GROUP I MORTGAGE LOANS (WHOLESALE)


                                                              AGGREGATE PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                                              NUMBER OF       OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
          CREDIT GRADE (WHOLESALE)          MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
I.........................................       205               $30,817,603.64                      79.878%
II........................................        28                 4,511,310.03                      11.693
III.......................................        14                 1,712,877.42                        4.44
IV........................................        12                 1,265,711.93                       3.281
V.........................................         2                   273,500.00                       0.709
                                                 ---               --------------                     -------
  Total...................................       261               $38,581,003.02                     100.000%
                                                 ===               ==============                     =======


                ORIGINATION SOURCE OF THE GROUP I MORTGAGE LOANS



                                                              AGGREGATE PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                                              NUMBER OF       OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
            ORIGINATION SOURCE              MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
Retail....................................        454               $56,970,207.29                    59.623%
Wholesale.................................        261                38,581,003.02                    40.377
                                                  ---               --------------                   -------
  Total...................................        715               $95,551,210.31                   100.000%
                                                  ===               ==============                   =======


GROUP II MORTGAGE LOAN STATISTICS

         The average principal balance of the Group II Mortgage Loans at origination was approximately $142,663. No Group II Mortgage Loan had a principal balance at origination greater than approximately $412,250 or less than approximately $50,000. The average principal balance of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately $142,601. No Group II Mortgage Loan had a principal balance as of the Subsequent Cut-off Date greater than approximately $411,694 or less than approximately $49,443.

         The Group II Mortgage Loans had Mortgage Rates as of the Subsequent Cut-off Date ranging from approximately 5.550% per annum to approximately 13.750% per annum, and the weighted average Mortgage Rate on the Group II Mortgage Loans was approximately 8.198% per annum. As of the Subsequent Cut-off Date, the Group II Mortgage Loans had Gross Margins ranging from approximately 5.250% to approximately 7.125%, Minimum Mortgage Rates ranging from approximately 5.550% per annum to approximately 13.750% per annum and Maximum Mortgage Rates ranging from approximately 11.550% per annum to approximately 19.750% per annum. As of the Subsequent Cut- off Date, the weighted average Gross Margin on the Group II Mortgage Loans was approximately 6.201%, the weighted average Minimum Mortgage Rate on the Group II Mortgage Loans was approximately 8.198% per annum and the weighted average Maximum Mortgage Rate on the Group II Mortgage Loans was approximately 14.198% per annum. The latest first Adjustment Date following the Subsequent Cut-off Date on any Group II Mortgage Loan occurs in January 2005 and the weighted average next Adjustment Date for all of the Group II Mortgage Loans following the Subsequent Cut-off Date is November 2004.

         The weighted average original loan-to-value ratio of the Group II Mortgage Loans was approximately 80.03%. At origination, no Group II Mortgage Loan had an original loan-to-value ratio greater than approximately 95.00% or less than approximately 17.86%.

         The weighted average remaining term to stated maturity of the Group II Mortgage Loans was approximately 355 months as of the Subsequent Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to August 1, 2002 or after February 1, 2003, or will have an original term to stated maturity of less than approximately 180 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any Group II Mortgage Loan is January 1, 2033.

         The Group II Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


                        PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS AT ORIGINATION(1)




                                                              AGGREGATE PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
      RANGE OF PRINCIPAL BALANCES AT          NUMBER OF       OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
              ORIGINATION ($)               MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
      0.01 -   50,000.00 ..............            41             $     2,050,000.00                   0.92%
 50,000.01 - 100,000.00 ...............           469                  35,717,184.00                  16.05
100,000.01 - 150,000.00 ...............           426                  52,775,325.00                  23.71
150,000.01 - 200,000.00 ...............           291                  50,204,906.00                  22.56
200,000.01 - 250,000.00 ...............           211                  47,274,359.00                  21.24
250,000.01 - 300,000.00 ...............           107                  29,310,993.00                  13.17
300,000.01 - 350,000.00 ...............             8                   2,521,899.00                   1.13
350,000.01 - 400,000.00 ...............             4                   1,479,525.00                   0.66
400,000.01 - 450,000.00 ...............             3                   1,220,750.00                   0.55
                                                -----             ------------------                 ------
             Total ....................         1,560             $   222,554,941.00                 100.00%
                                                =====             ==================                 ======
___________________

(1) The average Principal Balance of the Group II Mortgage Loans as of origination was approximately $142,663.42.


              PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)



                                                              AGGREGATE PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
      RANGE OF PRINCIPAL BALANCES AS          NUMBER OF       OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
        OF THE CUT-OFF DATE ($)             MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
      0.01 -  50,000.00 ...............            42         $     2,098,800.75           0.94%
 50,000.01 - 100,000.00 ...............           470              35,853,091.12          16.12
100,000.01 - 150,000.00 ...............           425              52,703,107.53          23.69
150,000.01 - 200,000.00 ...............           290              50,033,261.81          22.49
200,000.01 - 250,000.00 ...............           211              47,254,261.41          21.24
250,000.01 - 300,000.00 ...............           108              29,594,546.28          13.30
300,000.01 - 350,000.00 ...............             7               2,221,399.00           1.00
350,000.01 - 400,000.00 ...............             4               1,478,894.31           0.66
400,000.01 - 450,000.00 ...............             3               1,219,890.99           0.55
                                                -----         ------------------         ------
             Total ....................         1,560         $   222,457,253.20         100.00%
                                                =====         ==================         ======
___________________

(1) The average Principal Balance of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately $142,600.80.



                MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)


                                                              AGGREGATE PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
       CURRENT MORTGAGE RATE ($)            MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
 5.500 - 5.999 ....................              19             $     3,636,883.48                   1.63%
 6.000 - 6.499 ....................              66                  11,098,528.38                   4.99
 6.500 - 6.999 ....................             155                  26,381,613.87                  11.86
 7.000 - 7.499 ....................             145                  24,296,818.12                  10.92
 7.500 - 7.999 ....................             290                  46,138,235.99                  20.74
 8.000 - 8.499 ....................             172                  24,383,086.50                  10.96
 8.500 - 8.999 ....................             278                  36,919,292.70                  16.60
 9.000 - 9.499 ....................             111                  14,554,710.79                   6.54
 9.500 - 9.999 ....................             160                  18,017,036.20                   8.10
10.000 -10.499 ....................              38                   3,980,165.47                   1.79
10.500 -10.999 ....................              82                   8,600,331.82                   3.87
11.000 -11.499 ....................              16                   1,735,579.23                   0.78
11.500 -11.999 ....................              17                   1,765,839.89                   0.79
12.000 -12.499 ....................               5                     444,631.08                   0.20
12.500 -12.999 ....................               5                     407,037.50                   0.18
13.500 -13.999 ....................               1                      97,462.18                   0.04
                                              -----             ------------------                 ------
          Total ...................           1,560             $   222,457,253.20                 100.00%
                                              =====             ==================                 ======
___________________

(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 8.198% per annum.


            MAXIMUM MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)


                                                              AGGREGATE PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
       MAXIMUM MORTGAGE RATE ($)            MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
11.500 - 11.999 ...................                    19         $     3,636,883.48                 1.63%
12.000 - 12.499 ...................                    66              11,098,528.38                 4.99
12.500 - 12.999 ...................                   155              26,381,613.87                11.86
13.000 - 13.499 ...................                   145              24,296,818.12                10.92
13.500 - 13.999 ...................                   290              46,138,235.99                20.74
14.000 - 14.499 ...................                   172              24,383,086.50                10.96
14.500 - 14.999 ...................                   278              36,919,292.70                16.60
15.000 - 15.499 ...................                   111              14,554,710.79                 6.54
15.500 - 15.999 ...................                   160              18,017,036.20                 8.10
16.000 - 16.499 ...................                    38               3,980,165.47                 1.79
16.500 - 16.999 ...................                    82               8,600,331.82                 3.87
17.000 - 17.499 ...................                    16               1,735,579.23                 0.78
17.500 - 17.999 ...................                    17               1,765,839.89                 0.79
18.000 - 18.499 ...................                     5                 444,631.08                 0.20
18.500 - 18.999 ...................                     5                 407,037.50                 0.18
19.500 - 19.999 ...................                     1                  97,462.18                 0.04
                                                    -----         ------------------               ------
         Total ....................                 1,560         $   222,457,253.20               100.00%
                                                    =====         ==================               ======
___________________

(1) The weighted average Maximum Mortgage Rate of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 14.198% per annum.


            MINIMUM MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)


                                                              AGGREGATE PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
       MINIMUM MORTGAGE RATE ($)            MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
 5.500 -  5.999 ...................                 19              $     3,636,883.48                1.63%
 6.000 -  6.499 ...................                 66                   11,098,528.38                4.99
 6.500 -  6.999 ...................                155                   26,381,613.87               11.86
 7.000 -  7.499 ...................                145                   24,296,818.12               10.92
 7.500 -  7.999 ...................                290                   46,138,235.99               20.74
 8.000 -  8.499 ...................                172                   24,383,086.50               10.96
 8.500 -  8.999 ...................                278                   36,919,292.70               16.60
 9.000 -  9.499 ...................                111                   14,554,710.79                6.54
 9.500 -  9.999 ...................                160                   18,017,036.20                8.10
10.000 - 10.499 ...................                 38                    3,980,165.47                1.79
10.500 - 10.999 ...................                 82                    8,600,331.82                3.87
11.000 - 11.499 ...................                 16                    1,735,579.23                0.78
11.500 - 11.999 ...................                 17                    1,765,839.89                0.79
12.000 - 12.499 ...................                  5                      444,631.08                0.20
12.500 - 12.999 ...................                  5                      407,037.50                0.18
13.500 - 13.999 ...................                  1                       97,462.18                0.04
                                                 -----              ------------------              ------
          Total ...................              1,560              $   222,457,253.20              100.00%
                                                 =====              ==================              ======
___________________

(1) The weighted average Minimum Mortgage Rate of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 8.198% per annum.


                 GROSS MARGINS OF THE GROUP II MORTGAGE LOANS(1)


                                                              AGGREGATE PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
             GROSS MARGINS   ($)            MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
 5.250 - 5.499 ....................              286            $    40,495,908.30                18.20%
 5.500 - 5.749 ....................               11                  1,524,048.77                 0.69
 5.750 - 5.999 ....................                1                     49,917.71                 0.02
 6.000 - 6.249 ....................               11                  1,366,540.77                 0.61
 6.250 - 6.499 ....................              492                 61,585,896.99                27.68
 6.500 - 6.749 ....................              731                113,295,697.63                50.93
 6.750 - 6.999 ....................               14                  2,536,533.79                 1.14
 7.000 - 7.249 ....................               14                  1,602,709.24                 0.72
                                               -----            ------------------               ------
         Total ....................            1,560            $   222,457,253.20               100.00%
                                               =====            ==================               ======
___________________

(1) The weighted average Gross Margin of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.201% per annum.



             NEXT ADJUSTMENT DATE FOR THE GROUP II MORTGAGE LOANS(1)


                                                              AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
            NEXT ADJUSTMENT DATE            MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
July 1, 2004 ...................                     1            $       190,772.11                   0.09%
August 1, 2004 .................                    10                    911,897.43                   0.41
September 1, 2004 ..............                    53                  7,025,121.76                   3.16
October 1, 2004 ................                   137                 21,799,621.60                   9.80
November 1, 2004 ...............                   441                 64,734,578.30                  29.10
December 2, 2004 ...............                   917                127,555,262.00                  57.34
January 1, 2005 ................                     1                    240,000.00                   0.11
                                                 -----            ------------------                 ------
 Total .........................                 1,560            $   222,457,253.20                 100.00%
                                                 =====            ==================                 ======
___________________

(1) The weighted average next Adjustment Date for the Group II Mortgage Loans as of the Subsequent Cut-off Date is November 2004.


                          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)




                                                              AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
    ORIGINAL LOAN-TO-VALUE RATIO (%)        MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
Less than 30.00...........................          14                $   926,218.21                  0.42%
 30.01 - 35.00............................           5                    659,812.09                  0.30
 35.01 - 40.00............................          13                  1,239,726.87                  0.56
 40.01 - 45.00............................          11                  1,055,664.70                  0.47
 45.01 - 50.00............................          23                  2,618,818.16                  1.18
 50.01 - 55.00............................          31                  3,946,923.57                  1.77
 55.01 - 60.00............................          42                  5,293,186.97                  2.38
 60.01 - 65.00............................          70                  8,083,044.54                  3.63
 65.01 - 70.00............................          78                 10,377,050.39                  4.66
 70.01 - 75.00............................         212                 28,308,994.95                 12.73
 75.01 - 80.00............................         273                 39,346,362.27                 17.69
 80.01 - 85.00............................         352                 51,549,806.62                 23.17
 85.01 - 90.00............................         375                 57,980,739.45                 26.06
 90.01 -95.00.............................          61                 11,070,904.41                  4.98
                                                 -----               ---------------                ------
 Total....................................       1,560               $222,457,253.20                100.00%
                                                 =====               ===============                ======
___________________

   (1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 80.029%.


             MORTGAGED PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS


                                                              AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
               PROPERTY TYPE                MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
Single Family Detached ..................        1,298            $   181,113,484.16                 81.41%
Two- to Four-Family .....................           88                 16,773,410.02                  7.54
Condominium .............................           87                 12,386,124.52                  5.57
Planned Unit Development Detached .......           63                  9,583,339.04                  4.31
Planned Unit Development Attached .......            9                  1,085,550.19                  0.49
Single Family Attached ..................            8                    959,677.46                  0.43
Manufactured Housing ....................            7                    555,667.81                  0.25
                                                 -----            ------------------                ------
 Total ..................................        1,560            $   222,457,253.20                100.00%
                                                 =====            ==================                ======



                       MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)


                                                              AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
            OCCUPANCY STATUS                MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
Owner Occupied............................       1,460             $210,086,094.14                   94.44%
Non Owner Occupied........................          90               11,483,620.79                    5.16
Second Home...............................          10                  887,538.27                    0.40
                                                 -----             ---------------                  ------
 Total....................................       1,560             $222,457,253.20                  100.00%
                                                 =====             ===============                  ======
___________________

(1) Occupancy status as represented by the mortgagor at the time of origination.


                     PURPOSE OF THE GROUP II MORTGAGE LOANS

                                                              AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
                 PURPOSE                     MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
Refinance-Debt Consolidation, Cashout(1)..         919              $123,793,406.06                   55.65%
Refinance-Debt Consolidation, No Cashout(2)        529                80,305,979.52                   36.10
Purchase..................................         112                18,357,867.62                    8.25
                                                 -----              ---------------                  ------
 Total....................................       1,560              $222,457,253.20                  100.00%
                                                 =====              ===============                  ======
___________________

(1) Cash proceeds to the borrower exclusive of Debt Consolidation payments exceed 3% of the original Principal Balance of the related Mortgage Loan.
(2) Cash proceeds to the borrower exclusive of Debt Consolidation payments are 3% or less of the original Principal Balance of the related Mortgage Loan.



          GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP II MORTGAGE LOANS(1)



                                                              AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
                 LOCATION                   MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
Alabama .....................                       16            $     1,461,028.20                  0.66%
Alaska ......................                        2                    293,600.00                  0.13
Arizona .....................                       52                  6,225,199.80                  2.80
Arkansas ....................                        2                    165,800.00                  0.07
California ..................                      276                 51,638,905.90                 23.21
Colorado ....................                       36                  5,541,044.43                  2.49
Connecticut .................                       32                  5,010,480.72                  2.25
Delaware ....................                        3                    254,421.79                  0.11
Florida .....................                      120                 13,072,040.73                  5.88
Georgia .....................                       12                  1,406,189.77                  0.63
Hawaii ......................                        5                    801,193.79                  0.36
Idaho .......................                        4                    376,016.51                  0.17
Illinois ....................                      107                 14,470,458.34                  6.50
Indiana .....................                       40                  3,114,393.03                  1.40
Iowa ........................                       18                  1,743,817.64                  0.78
Kansas ......................                       13                  1,291,908.23                  0.58
Kentucky ....................                        2                    132,000.00                  0.06
Louisiana ...................                       11                  1,178,314.21                  0.53
Maine .......................                        7                  1,050,925.52                  0.47
Maryland ....................                       20                  3,329,156.23                  1.50
Massachusetts ...............                       86                 15,550,183.72                  6.99
Michigan ....................                      101                 10,881,588.86                  4.89
Minnesota ...................                       88                 12,755,067.80                  5.73
Mississippi .................                        3                    218,976.03                  0.10
Missouri ....................                       31                  3,637,876.00                  1.64
Montana .....................                        4                    353,162.48                  0.16
Nebraska ....................                        9                    772,318.61                  0.35
Nevada ......................                       12                  1,768,573.56                  0.80
New Hampshire ...............                       13                  2,080,422.90                  0.94
New Jersey ..................                       64                 11,248,822.74                  5.06
New Mexico ..................                       10                  1,102,517.00                  0.50
New York ....................                       71                 13,757,807.26                  6.18
Ohio ........................                       46                  4,889,964.10                  2.20
Oklahoma ....................                        2                    161,222.62                  0.07
Oregon ......................                       10                  1,717,039.60                  0.77
Pennsylvania ................                       33                  3,795,130.22                  1.71
Rhode Island ................                       22                  3,223,587.83                  1.45
South Carolina ..............                        5                    442,315.27                  0.20
South Dakota ................                        1                    190,772.11                  0.09
Tennessee ...................                        6                    566,244.16                  0.25
Texas .......................                       89                  9,147,942.92                  4.11
Utah ........................                       17                  2,344,659.36                  1.05
Vermont .....................                        5                    687,852.53                  0.31
Washington ..................                       34                  6,397,038.39                  2.88
Wisconsin ...................                       18                  2,033,426.37                  0.91
Wyoming .....................                        2                    175,845.92                  0.08
                                                 -----            ------------------                ------
      Total .................                    1,560            $   222,457,253.20                100.00%
                                                 =====            ==================                ======
___________________


(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately .312% in the 94531 ZIP Code.


                     QUALIFYING FICO SCORES FOR THE GROUP II MORTGAGE LOANS AT ORIGINATION(1)


                                                              AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
         QUALIFYING FICO SCORE             MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
 500 - 519 ......................                    53             $     6,362,005.91               2.86%
 520 - 539 ......................                   140                  17,422,843.00               7.83
 540 - 559 ......................                   211                  28,313,740.75              12.73
 560 - 579 ......................                   243                  34,969,817.26              15.72
 580 - 599 ......................                   209                  28,365,667.47              12.75
 600 - 619 ......................                   156                  23,586,835.76              10.60
 620 - 639 ......................                   159                  24,343,055.80              10.94
 640 - 659 ......................                   137                  20,844,743.04               9.37
 660 - 679 ......................                    85                  12,607,118.38               5.67
 680 - 699 ......................                    65                   9,979,428.16               4.49
 700 - 719 ......................                    50                   8,283,394.49               3.72
 720 - 739 ......................                    28                   4,306,108.38               1.94
 740 - 759 ......................                    13                   1,776,812.25               0.80
 760 - 779 ......................                     6                     608,047.10               0.27
 780 - 799 ......................                     5                     687,635.45               0.31
                                                  -----             ------------------             ------
       Total ....................                 1,560             $   222,457,253.20             100.00%
                                                  =====             ==================             ======
___________________

(1) The weighted average qualifying FICO score at origination of the Group II Mortgage Loans that had qualifying FICO scores at origination was approximately 605.


             INCOME DOCUMENTATION OF THE GROUP II MORTGAGE LOANS(1)



                                                              AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
           INCOME DOCUMENTATION             MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
Full Documentation ................              1,151              $   163,639,762.51               73.56%
Stated Income Documentation .......                322                   44,840,646.13               20.16
Limited Documentation .............                 87                   13,976,844.56                6.28
                                                 -----              ------------------              ------
    Total .........................              1,560              $   222,457,253.20              100.00%
                                                 =====              ==================              ======
___________________

(1) For a description of each documentation level, see "The Mortgage Pool--Underwriting Standards" in the Prospectus Supplement.



            RISK CATEGORIES FOR THE GROUP II MORTGAGE LOANS (RETAIL)



                                                              AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
            CREDIT GRADE (RETAIL)           MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
AAA ......................                         299                $    43,003,774.69                 32.51%
AA .......................                         296                     38,134,438.73                 28.83
A ........................                         137                     18,346,236.99                 13.87
B ........................                         183                     20,682,747.27                 15.64
C ........................                          98                     11,816,676.55                  8.93
D ........................                           3                        283,744.10                  0.21
                                                 -----                ------------------                ------
    Total ................                       1,016                $   132,267,618.33                100.00%
                                                 =====                ==================                ======



                           RISK CATEGORIES FOR THE GROUP II MORTGAGE LOANS (WHOLESALE)



                                                              AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
            CREDIT GRADE (WHOLESALE)        MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
I ...........................                     373               $   61,516,264.77                68.21%
II ..........................                      57                   10,039,742.10                11.13
III .........................                      51                    8,849,841.87                 9.81
IV ..........................                      41                    6,577,271.40                 7.29
V ...........................                      20                    3,014,199.37                 3.34
VI ..........................                       2                      192,315.36                 0.21
                                                  ---               -----------------               ------
    Total ...................                     544               $   90,189,634.87               100.00%
                                                  ===               =================               ======



                ORIGINATION SOURCE OF THE GROUP II MORTGAGE LOANS



                                                              AGGREGATE PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       OUTSTANDING AS OF THE CUT-OFF  BALANCE OUTSTANDING AS OF THE
             ORIGINATION SOURCE             MORTGAGE LOANS                DATE                       CUT-OFF DATE
------------------------------------------ ----------------   -----------------------------  -----------------------------
Retail....................................        1,016                $132,267,618.33                    59.46%
Wholesale.................................          544                  90,189,634.87                    40.54
                                                  -----                ---------------                   ------
    Total.................................        1,560                $222,457,253.20                   100.00%
                                                  =====                ===============                   ======
